UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
May 21, 2012 (May 17, 2012)

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6720-B Rockledge Drive, Suite 700, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(301) 581-0600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of Coventry Health Care, Inc. (the “Company”) held on May 17, 2012 (the “Annual Meeting”), stockholders approved amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) to (i) declassify the Company’s Board of Directors (the “Board”) and (ii) reduce the supermajority voting requirements for amending certain provisions of the Certificate from 75% of the voting power of all shares of stock entitled to vote generally in the election of directors to 67% of such voting power.  Following the Annual Meeting, the Board adopted the Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”), which was filed with the Delaware Secretary of State on May 18, 2012, becoming effective on such date. Additional information regarding the A&R Certificate is contained in the Company’s 2012 proxy statement, which was filed with the Securities and Exchange Commission on April 6, 2012 (the “2012 Proxy Statement”). A copy of the A&R Certificate is attached hereto as Exhibit 3.1.

Following the Annual Meeting, the Board adopted the Amended and Restated Bylaws of the Company (the “A&R Bylaws”) to (i) declassify the Board and (ii) reduce the supermajority stockholder voting requirements for amending the bylaws from 75% of the outstanding capital stock of the Company entitled to vote thereon to 67% of such outstanding capital stock. The amendments to the Company’s bylaws were previously approved by the Board and their effectiveness was conditioned upon stockholder approval of the amendments to the Certificate at the Annual Meeting.  A copy of the A&R Bylaws is attached hereto as Exhibit 3.2.

The foregoing descriptions of the A&R Certificate and the A&R Bylaws are qualified in their entirety by reference to the full text of the A&R Certificate and the A&R Bylaws filed herewith.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

(a), (b) The Company held the Annual Meeting on May 17, 2012.  An aggregate of 129,498,618 shares of the Company’s common stock, or 91.2% of the Company’s shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting either in person or by proxy.  Six proposals were submitted for stockholder approval at the Annual Meeting. Each of the proposals is described in detail in the 2012 Proxy Statement distributed in connection with the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

(i)	Each of the following nominees was duly elected to serve as a director of the Company:

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Daniel N. Mendelson	88,420,317	34,873,860	180,593	6,023,848
Rodman W. Moorhead, III	97,033,647	26,301,697	139,426	6,023,848
Timothy T. Weglicki	96,985,773	26,360,286	128,711	6,023,848

(ii)	A proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board was duly adopted:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
122,298,673	981,747	194,350	6,023,848

(iii)
A proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to reduce the supermajority voting requirement for amending certain provisions of the Restated Certificate of Incorporation was duly adopted:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
121,241,549	2,052,126	181,095	6,023,848

(iv)	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012 was duly adopted:

FOR	AGAINST	ABSTAIN
128,129,276	1,264,757	104,585

(v)	A proposal, on a non-binding advisory basis, regarding the compensation of the Company’s named executive officers was approved:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,811,505	31,509,831	153,434	6,023,848

(vi)	A stockholder proposal regarding political contributions failed to receive the affirmative vote of the majority of shares represented at the meeting and entitled to vote by the following tabulation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,928,168	44,300,824	37,245,778	6,023,848

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Coventry Health Care, Inc., effective May 18, 2012.
3.2	Amended and Restated Bylaws of Coventry Health Care, Inc., effective May 17, 2012.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
Name:	John J. Ruhlmann
Title:	Senior Vice President and Corporate Controller
Dated:	May 21, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Coventry Health Care, Inc., effective May 18, 2012.
3.2	Amended and Restated Bylaws of Coventry Health Care, Inc., effective May 17, 2012.